EXHIBIT 10.24

                            FIFTH AMENDMENT TO LEASE
                              DATED MARCH 16, 2009
                                     BETWEEN
             THE BLOOM ORGANIZATION OF SOUTH JERSEY, LLC (LANDLORD)
                                       AND
                           TELVUE CORPORATION (TENANT)

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         PURSUANT to a Lease dated April 25, 1991 for 2,700 square feet of space known as 18000 Horizon Way, Suite 300, Mount Laurel, New Jersey; First Amendment to Lease dated March 30, 1994 (relocating Tenant to 8,732 square feet of space known as 16000 Horizon Way, Suite 500); Second Amendment to Lease dated May 5, 1999; Third Amendment to Lease dated April 28, 2004; and Fourth Amendment to Lease dated April 19, 2006; between the aforementioned parties, the following changes shall be made:


         1. TERM: The term of the Lease shall be extended for an additional three (3) years commencing June 1, 2009 and terminating May 31, 2012.

         2. RENTAL RATE:            The rental rate for the additional three (3)
                                    year term shall be:

                                    $113,520 net per year; $9,460 net per month.

         3. OPERATING EXPENSES:     $32,664 per year; $2,722 per month.

         4. SECURITY DEPOSIT:       $12,182*

                                    *Tenant's security deposit in the amount of $10,552 shall be increased to $12,182. Therefore, Tenant shall pay the balance due of $1,630 upon execution of this Lease Amendment

         5. EARLY TERMINATION:      Provided Tenant is not in default of any of
                                    the terms or conditions of the Lease, Tenant has the right to terminate this Lease at the end of the first year (May 31, 2010) by giving the Landlord prior written notice, by Certified Mail, Return Receipt Requested, one hundred and twenty (120) days before the end of the first year with a termination fee in the amount of $13,098. In the event written notice is not given to the Landlord prior to one hundred and twenty (120) days before the end of the first year, this Lease will continue for an additional two (2) years.

                            FIFTH AMENDMENT TO LEASE
                              DATED MARCH 16, 2009
                                     BETWEEN
             THE BLOOM ORGANIZATION OF SOUTH JERSEY, LLC (LANDLORD)
                                       AND
                           TELVUE CORPORATION (TENANT)

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================================================================================


         6. IMPROVEMENTS:           Following the execution of this Fifth
                                    Amendment to Lease, in the event Tenant has a roof leak, or the Tenant's HVAC is not balanced, Landlord shall schedule an appointment to repair the leak and balance the HVAC.

All other terms and conditions of the original Lease will remain in full force and effect.


                                    THE BLOOM ORGANIZATION OF
                                    SOUTH JERSEY, LLC, (Landlord)


                                    By: /s/ Frank Martin
                                        -----------------------
                                        Frank Martin, President



                                    TELVUE CORPORATION, (Tenant)


                                    By: /s/ Jesse Lerman
                                        -----------------------
                                        Name:   Jesse Lerman
                                        Title:  President & CEO